Waldorf Astoria Orlando Parc 55 San Francisco, a Hilton Hotel Hilton Hawaiian Village Waikiki Beach Resort September 30, 2018 Third Quarter 2018 Supplemental Data Exhibit 99.2

About Park and Safe Harbor Disclosure About Park Hotels & Resorts Inc. Park (NYSE: PK) is the second largest publicly traded lodging real estate company with a diverse portfolio of market-leading hotels and resorts with significant underlying real estate value. Park’s portfolio consists of 54 premium-branded hotels and resorts with over 32,000 rooms, a majority of which are located in prime U.S. markets with high barriers to entry. Visit www.pkhotelsandresorts.com for more information. Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, but are not limited to, statements related to Park’s current expectations regarding the performance of its business, financial results, liquidity and capital resources, the effects of competition and the effects of future legislation or regulations, the expected completion of anticipated acquisitions and dispositions, the declaration and payment of future dividends and other non-historical statements. Forward-looking statements include all statements that are not historical facts and, in some cases, can be identified by the use of forward-looking terminology such as the words “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in these forward-looking statements. You should not put undue reliance on any forward-looking statements in this presentation and Park urges investors to carefully review the disclosures Park makes concerning risk and uncertainties in Item 1A: “Risk Factors” in Park’s Annual Report on Form 10-K for the year ended December 31, 2017, as such factors may be updated from time to time in Park’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Except as required by law, Park undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Supplemental Financial Information Park refers to certain non-generally accepted accounting principles (“GAAP”) financial measures in this presentation, including Funds from Operations (“FFO”) calculated in accordance with the guidelines of the National Association of Real Estate Investment Trusts (“NAREIT”), Adjusted FFO, FFO per share, Adjusted FFO per share, Earnings before interest expense, taxes and depreciation and amortization (“EBITDA”), Adjusted EBITDA, Hotel Adjusted EBITDA, Hotel Adjusted EBITDA margin, Net debt and Net debt to Adjusted EBITDA ratio. These non-GAAP financial measures should be considered along with, but not as alternatives to, net income (loss) as a measure of its operating performance. Please see the schedules included in this presentation including the “Definitions” section for additional information and reconciliations of such non-GAAP financial measures.

Financial Statements Non-GAAP Financial Measures Guidance Portfolio and Operating Metrics Acquisitions and Dispositions Debt Summary Definitions Table of Contents 4 7 19 23 34 36 38 New York Hilton Midtown Hilton Waikoloa Village Waldorf Astoria Orlando

Financial Statements Casa Marina, a Waldorf Astoria Resort Hilton Chicago Parc 55 San Francisco – a Hilton Hotel

Financial Statements Condensed Consolidated Balance Sheets (unaudited, in millions, except share and per share data)September 30, 2018December 31, 2017ASSETSProperty and equipment, net $7,974 $8,311 Assets held for sale, net — 37 Investments in affiliates 53 84 Goodwill 607 606 Intangibles, net 26 41 Cash and cash equivalents 399 364 Restricted cash 16 15 Accounts receivable, net 176 125 Prepaid expenses 62 48 Other assets 42 83 TOTAL ASSETS $9,355 $9,714 LIABILITIES AND EQUITY Liabilities Debt $2,948 $2,961 Accounts payable and accrued expenses 198 215 Due to hotel manager 116 141 Due to Hilton Grand Vacations 135 138 Deferred income tax liabilities 32 65 Other liabilities 198 232 Total liabilities 3,627 3,752 Stockholders' Equity" Common stock, par value $0.01 per share, 6,000,000,000 shares authorized, 201,260,724 shares issued and 201,168,698 shares outstanding as of September 30, 2018 and 214,873,778 shares issued and 214,845,244 shares outstanding as of December 31, 2017" 2 2 Additional paid-in capital 3,585 3,825 Retained earnings 2,196 2,229 Accumulated other comprehensive loss (9) (45)Total stockholders' equity 5,774 6,011 Noncontrolling interests (46) (49)Total equity 5,728 5,962 TOTAL LIABILITIES AND EQUITY $9,355 $9,714

Financial Statements (cont'd)

Condensed Consolidated Statements of Operations

(unaudited, in millions, except per share data)	Three Months Ended September 30, 2018	Three Months Ended September 30, 2017	Nine Months Ended September 30, 2018	Nine Months Ended September 30, 2017
Revenues				
Rooms	$ 429	$ 460	$ 1,298	$ 1,361
Food and beverage	144	160	532	552
Ancillary hotel	60	50	168	145
Other	19	18	53	47
Total revenues	652	688	2,051	2,105
Operating expenses				
Rooms	113	119	337	350
Food and beverage	111	120	368	383
Other departmental and support	157	162	468	492
Other property-level	54	55	157	157
Management and franchise fees	32	34	104	107
Casualty (gain) loss and impairment loss, net	(1)	2	(1)	2
Depreciation and amortization	69	74	208	217
Corporate general and administrative	16	15	47	45
Other	19	18	54	46
Total expenses	570	599	1,742	1,799
Gain on sales of assets, net	2	—	98	—
Operating income	84	89	407	306
Interest income	2	1	4	2
Interest expense	(32)	(32)	(94)	(93)
Equity in earnings from investments in affiliates	4	6	16	18
Loss on foreign currency transactions	(1)	(1)	(4)	(4)
Other (loss) gain, net	(2)	(2)	106	(3)
Income before income taxes	55	61	435	226
Income tax benefit (expense)	—	44	(13)	2,344
Net income	55	105	422	2,570
Net income attributable to noncontrolling interests	(3)	(2)	(4)	(5)
Net income attributable to stockholders	$ 52	$ 103	$ 418	$ 2,565
Earnings per share:				
Earnings per share - Basic	$ 0.26	$ 0.48	$ 2.04	$ 12.16
Earnings per share - Diluted	$ 0.26	$ 0.48	$ 2.04	$ 11.94
Weighted average shares outstanding - Basic	200	214	204	210
Weighted average shares outstanding - Diluted	201	215	205	214
Dividends declared per common share	$ 0.43	$ 0.43	$ 1.74	$ 1.29

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PARK HOTELS & RESORTS

Non-GAAP Financial Measures Juniper Hotel Cupertino, Curio Collection Hilton Boston Logan Airport The Reach, a Waldorf Astoria Resort

Non-GAAP Financial Measures EBITDA and Adjusted EBITDA (1)Included in other (loss) gain, net. Three Months EndedNine Months Ended(unaudited, in millions)September 30,September 30,2018201720182017Net income $55 $105 $422 $2,570 Depreciation and amortization expense 69 74 208 217 Interest income (2) (1) (4) (2)Interest expense 32 32 94 93 Income tax (benefit) expense — (44) 13 (2,344)"Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates" 8 6 20 18 EBITDA 162 172 753 552 Gain on sales of assets, net (2) — (98) — Loss (gain) on sale of investments in affiliates(1) 1 — (107) — Loss on foreign currency transactions 1 1 4 4 Transition expense 1 3 3 5 Severance expense 1 — 2 — Share-based compensation expense 4 3 12 10 Casualty (gain) loss and impairment loss, net (1) 2 (1) 2 Other items 1 2 2 4 Adjusted EBITDA $168 $183 $570 $577

Non-GAAP Financial Measures (cont’d) Comparable Hotel Adjusted EBITDA and Comparable Hotel Adjusted EBITDA Margin Three Months EndedNine Months Ended(unaudited, dollars in millions)September 30,September 30,2018201720182017Adjusted EBITDA $168 $183 $570 $577 Less: Adjusted EBITDA from investments in affiliates 10 11 36 35 Less: All other(1) (13) (11) (39) (34)Hotel Adjusted EBITDA 171 183 573 576 Less: Adjusted EBITDA from non-comparable hotels 5 21 33 62 Comparable Hotel Adjusted EBITDA $166 $162 $540 $514 (1) Includes other revenues and other expenses, non-income taxes on REIT leases included in other property-level expenses and corporate general and administrative expenses.Three Months EndedNine Months EndedSeptember 30,September 30,2018201720182017Total Revenues $652 $688 $2,051 $2,105 Less: Other revenue 19 18 53 47 Less: Revenues from non-comparable hotels(1) 35 81 137 247 Comparable Hotel Revenues $598 $589 $1,861 $1,811 (1) Includes revenues from Park's non-comparable hotels and rental revenues from office space and antenna rent leases located at our hotels.

Non-GAAP Financial Measures (cont'd)

NAREIT FFO and Adjusted FFO

(unaudited, in millions, except per share data)	Three Months Ended September 30, 2018	Three Months Ended September 30, 2017	Nine Months Ended September 30, 2018	Nine Months Ended September 30, 2017
Net income attributable to stockholders	$ 52	$ 103	$ 418	$ 2,565
Depreciation and amortization expense	69	74	208	217
Depreciation and amortization expense attributable to noncontrolling interests	(1)	(1)	(3)	(3)
Gain on sales of assets, net	(2)	—	(98)	—
Loss (gain) on sale of investments in affiliates[1]	1	—	(107)	—
Equity investment adjustments:				
Equity in earnings from investments in affiliates	(4)	(6)	(16)	(18)
Pro rata FFO of investments in affiliates	8	8	28	26
NAREIT FFO attributable to stockholders	123	178	430	2,787
Loss on foreign currency transactions	1	1	4	4
Casualty (gain) loss, net	(1)	2	(1)	2
Transition expense	1	3	3	5
Severance expense	1	—	2	—
Share-based compensation expense	4	3	12	10
Other items[2]	3	(46)	6	(2,356)
Adjusted FFO attributable to stockholders	$ 132	$ 141	$ 456	$ 452
NAREIT FFO per share - Diluted[3]	$ 0.61	$ 0.83	$ 2.10	$ 13.00
Adjusted FFO per share - Diluted[3]	$ 0.65	$ 0.66	$ 2.23	$ 2.11
Weighted average shares outstanding - Diluted	201	215	205	214

(1) Included in *other (loss) gain, net*.

(2) The three and nine months ended September 30, 2017 includes the income tax benefit from the derecognition of deferred tax liabilities of $48 million and $2,360 million, respectively, associated with Park's intent to elect REIT status.

(3) Per share amounts are calculated based on unrounded numbers.

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PARK HOTELS & RESORTS

Non-GAAP Financial Measures (cont'd)

Historical Comparable Hotel Metrics

(unaudited)	Three Months Ended December 31, 2017	Three Months Ended March 31, 2018	Three Months Ended June 30, 2018	Three Months Ended September 30, 2018	TTM [1] September 30, 2018	Full Year December 31, 2017
Comparable RevPAR	$164.55	$165.57	$185.58	$175.38	$172.77	$169.31
Comparable Occupancy	79.1%	78.5%	86.1%	83.8%	81.9%	81.6%
Comparable ADR	$208.04	$210.83	$215.58	$209.19	$210.97	$207.52
Comparable Hotel Revenues *(in millions)*	$601	$590	$673	$598	$2,462	$2,415
Comparable Hotel Adjusted EBITDA *(in millions)*	$167	$159	$215	$166	$707	$681
Comparable Hotel Adjusted EBITDA margin	27.8%	26.9%	31.9%	27.7%	28.7%	28.2%

(unaudited)	Three Months Ended December 31, 2016	Three Months Ended March 31, 2017	Three Months Ended June 30, 2017	Three Months Ended September 30, 2017	TTM [1] September 30, 2017	Full Year December 31, 2016
Comparable RevPAR	$162.30[2]	$163.83	$177.86	$170.96	$168.74	$167.93[2]
Comparable Occupancy	78.6%	78.5%	85.1%	83.6%	81.5%	81.6%
Comparable ADR	$206.41[2]	$208.64	$209.07	$204.45	$207.13	$205.69[2]
Comparable Hotel Revenues *(in millions)*	$584	$588	$634	$589	$2,395	$2,370
Comparable Hotel Adjusted EBITDA *(in millions)*	$159	$159	$193	$162	$673	$672
Comparable Hotel Adjusted EBITDA margin	27.2%	27.0%	30.4%	27.6%	28.1%	28.4%

(1) Trailing Twelve Months ("TTM").
(2) Based on December 31, 2016 foreign exchange rates.

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PARK HOTELS & RESORTS

Historical Comparable Hotel Adjusted EBITDA – 2018 TTM Non-GAAP Financial Measures (cont’d) Three Months Ended TTM Full Year(unaudited, dollars in millions)September 30,December 31, March 31, June 30,June 30,December 31, 201720172018201820182017Net income $105 $61 $149 $218 $533 $2,631 Depreciation & Amortization 74 71 70 69 284 288 Interest income (1) — (1) (1) (3) (2)Interest expense 32 31 31 31 125 124 Income tax benefit (44) (2) — 13 (33) (2,346)"Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates" 6 6 7 5 24 24 EBITDA 172 167 256 335 930 719 Gain on sales of assets, net — (1) (89) (7) (97) (1)Gain on sale of investments in affiliates(1) — — — (108) (108) — Gain on foreign currency transactions 1 — (1) 4 4 4 Transition expenses 3 4 2 — 9 9 Transaction expenses — 2 — — 2 2 Severance costs — 1 — 1 2 1 Share-based compensation expense 3 4 4 4 15 14 Casualty and impairment loss 2 24 — — 26 26 Other items 2 (21) 2 (1) (18) (17)Adjusted EBITDA 183 180 174 228 765 757 Less: EBITDA from hotels disposed of 11 9 2 — 22 33 Less: Adjusted EBITDA from investments in affiliates 11 10 12 14 47 45 Less: All other(2) (10) (12) (12) (14) (48) (46)Hotel Adjusted EBITDA 171 173 172 228 744 725 Less: Adjusted EBITDA from non-comparable hotels 9 7 13 13 42 44 Comparable Hotel Adjusted EBITDA $162 $166 $159 $215 $702 $681 The financial information below is for the 44 comparable hotels owned as of September 30, 2018. (1) Included in other (loss) gain, net. (2) Includes other revenues and other expenses, non-income taxes on REIT leases included in other property-level expenses and corporate general and administrative expenses. TTMFull Year(unaudited, dollars in millions)December 31, March 31, June 30,September 30,September 30,December 31, 201720182018201820182017Net income $61 $149 $218 $55 $483 $2,631 Depreciation and amortization expense 71 70 69 69 279 288 Interest income — (1) (1) (2) (4) (2)Interest expense 31 31 31 32 125 124 Income tax (benefit) expense (2) — 13 — 11 (2,346)"Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates" 6 7 5 8 26 24 EBITDA 167 256 335 162 920 719 Gain on sales of assets, net (1) (89) (7) (2) (99) (1)(Gain) loss on sale of investments in affiliates(1) — — (108) 1 (107) — (Gain) loss on foreign currency transactions — (1) 4 1 4 4 Transition expense 4 2 — 1 7 9 Transaction expense 2 — — — 2 2 Severance expense 1 — 1 1 3 1 Share-based compensation expense 4 4 4 4 16 14 Casualty loss (gain) and impairment loss, net 24 — — (1) 23 26 Other items (21) 2 (1) 1 (19) (17)Adjusted EBITDA 180 174 228 168 750 757 Less: Adjusted EBITDA from investments in affiliates 10 12 14 10 46 45 Less: All other(2) (12) (12) (14) (13) (51) (46)Hotel Adjusted EBITDA 182 174 228 171 755 758 Less: Adjusted EBITDA from non-comparable hotels 15 15 13 5 48 77 Comparable Hotel Adjusted EBITDA $167 $159 $215 $166 $707 $681

Historical Comparable Hotel Revenues – 2018 TTM Non-GAAP Financial Measures (cont’d) TTM Full Year (unaudited, dollars in millions) December 31, March 31, June 30,September 30,September 30,December 31, 201720182018201820182017Total Revenues $686 $668 $731 $652 $2,737 $2,791 Less: Other revenue 17 17 17 19 70 64 Less: Revenues from non-comparable hotels(1) 68 61 41 35 205 312 Comparable Hotel Revenues $601 $590 $673 $598 $2,462 $2,415 The financial information below is for the 44 comparable hotels owned as of September 30, 2018. (1) Includes revenues from Park's non-comparable hotels and rental revenues from office space and antenna rent leases located at its hotels.

Non-GAAP Financial Measures (cont'd)

Historical Comparable Hotel Adjusted EBITDA – 2017 TTM

The financial information below is for the 44 comparable hotels owned as of September 30, 2018.

(unaudited, dollars in millions)	Three Months Ended December 31, 2016	Three Months Ended March 31, 2017	Three Months Ended June 30, 2017	Three Months Ended September 30, 2017	TTM September 30, 2017	Full Year December 31, 2016
Net income	$ 17	$ 2,350	$ 115	$ 105	$ 2,587	$ 139
Depreciation and amortization expense	80	70	73	74	297	300
Interest income	(1)	—	(1)	(1)	(3)	(2)
Interest expense	40	30	31	32	133	181
Income tax (benefit) expense	3	(2,281)	(19)	(44)	(2,341)	82
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	5	5	7	6	23	24
EBITDA	144	174	206	172	696	724
Gain on sales of assets, net	—	—	—	—	—	(1)
(Gain) loss on foreign currency transactions	(3)	(1)	4	1	1	(3)
Transition expense	26	1	1	3	31	26
Share-based compensation expense	—	3	4	3	10	—
Casualty loss (gain) and impairment loss, net	—	—	—	2	2	15
Impairment loss included in equity in earnings from investments in affiliates	17	—	—	—	17	17
Other items	16	—	2	2	20	36
Adjusted EBITDA	200	177	217	183	777	814
Less: Spin-off adjustments[1]	14	—	—	—	14	49
Less: Adjusted EBITDA from investments in affiliates	10	9	15	11	45	44
Less: All other[2]	(3)	(12)	(11)	(11)	(37)	(34)
Hotel Adjusted EBITDA	179	180	213	183	755	755
Less: Adjusted EBITDA from non-comparable hotels	20	21	20	21	82	83
Comparable Hotel Adjusted EBITDA	$ 159	$ 159	$ 193	$ 162	$ 673	$ 672

[1] Includes adjustments for incremental fees based on the terms of the post spin-off management agreements.
[2] Includes *other revenues* and *other expenses*, non-income taxes on REIT leases included in *other property-level expenses* and *corporate general and administrative expenses*.

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PARK HOTELS & RESORTS

Historical Comparable Hotel Revenues – 2017 TTM Non-GAAP Financial Measures (cont’d) TTM Full Year (unaudited, dollars in millions) December 31, March 31, June 30, September 30, September 30, December 31, 201620172017201720172016Total Revenues $670 $684 $733 $688 $2,775 $2,727 Less: Other revenue 6 13 16 18 53 23 Less: Revenues from non-comparable hotels (1) 80 83 83 81 327 334 Comparable Hotel Revenues $584 $588 $634 $589 $2,395 $2,370 The financial information below is for the 44 comparable hotels owned as of September 30, 2018. (1) Includes revenues from Park's non-comparable hotels and rental revenues from office space and antenna rent leases located at its hotels.

General and Administrative Expenses Non-GAAP Financial Measures (cont’d) (unaudited, in millions) Three Months Ended Nine Months Ended September 30, September 30,2018201720182017Corporate general and administrative expenses $16 $15 $47 $45 Less: Share-based compensation expense 4 3 12 10 Transition expense 1 3 3 5 G&A, excluding expenses not included in Adjusted EBITDA $11 $9 $32 $30

Non-GAAP Financial Measures (cont’d) Net Debt and Net Debt to Pro-forma Adjusted EBITDA Ratio (unaudited, in millions)September 30, 2018December 31, 2017Debt $2,948 $2,961 Add: unamortized deferred financing costs 10 12 "Long-term debt, including current maturities and excluding unamortized deferred financing costs" 2,958 2,973 "Add: Park's share of unconsolidated affiliates debt, excluding unamortized deferred financing costs" 233 236 Less: cash and cash equivalents (399) (364)Less: restricted cash (16) (15)Debt, net $2,776 $2,830 Pro-forma Adjusted EBITDA(1) $735 $717 Net debt to Pro-forma Adjusted EBITDA ratio 3.8x 3.9x (1) Pro-forma Adjusted EBITDA at September 30, 2018 is presented on a TTM basis (see slide 18). Pro-forma Adjusted EBITDA excludes results from the 13 hotels disposed of in 2018.

Non-GAAP Financial Measures (cont'd)

Pro-forma TTM Adjusted EBITDA

(unaudited, in millions)	Year Ended December 31,	Nine Months Ended September 30,		TTM[1] September 30,
	2017	2018	2017	2018
Net income	$ 2,631	$ 422	$ 2,570	$ 483
Depreciation and amortization expense	288	208	217	279
Interest income	(2)	(4)	(2)	(4)
Interest expense	124	94	93	125
Income tax (benefit) expense	(2,346)	13	(2,344)	11
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	24	20	18	26
EBITDA	719	753	552	920
Gain on sales of assets, net	(1)	(98)	—	(99)
Gain on sale of investments in affiliates[2]	—	(107)	—	(107)
Loss on foreign currency transactions	4	4	4	4
Transition expense	9	3	5	7
Transaction expense	2	—	—	2
Severance expense	1	2	—	3
Share-based compensation expense	14	12	10	16
Casualty and impairment loss, net	26	(1)	2	23
Other items	(17)	2	4	(19)
Adjusted EBITDA	757	570	577	750
Less: Adjusted EBITDA from hotels disposed of	33	2	24	11
Less: Adjusted EBITDA from investments in affiliates disposed of	7	2	5	4
Pro-forma Adjusted EBITDA	$ 717	$ 566	$ 548	$ 735

(1) TTM September 30, 2018 is calculated as year ended December 31, 2017 plus the nine months ended September 30, 2018 less the nine months ended September 30, 2017.
(2) Included in *other (loss) gain, net*.

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PARK HOTELS & RESORTS

Guidance Hilton San Francisco Union Square Hilton Waikoloa Village Hilton Chicago

Guidance 2018 Guidance and Assumptions General and administrative expenses are projected to be $44 million, excluding $16 million of non-cash share-based compensation expense and $4 million of transition expense; Fully diluted weighted average shares are expected to be 204.1 million; Includes $8 million of Adjusted EBITDA from the Caribe Hilton representing a full year of operations, for which Park expects to be covered by business interruption insurance resulting from the hotel being closed for most of 2018 following the damage caused by Hurricane Maria; and Excludes potential future acquisitions and dispositions, which could result in a material change to Park’s outlook. (unaudited, dollars in millions, except per share amounts)"2018 Outlook as of August 1, 2018""2018 Outlook as of May 3, 2018"Change at Midpoint Metric Low High Low High Comparable RevPAR Growth2.0%3.0%0.5%2.5%1.0%Net income $465 $493 $336 $369 $127 Net income attributable to stockholders $461 $486 $331 $364 $126 Diluted earnings per share $2.26 $2.38 $1.62 $1.78 $0.62 Adjusted EBITDA $730 $760 $710 $750 $15 Comparable Hotel Adjusted EBITDA margin change0 bps60 bps(70)bps30 bps50 bps Adjusted FFO per share - Diluted $2.84 $2.96 $2.76 $2.92 $0.06 (unaudited, dollars in millions, except per share amounts) "2018 Outlook as of November 1, 2018" "2018 Outlook as of August 1, 2018" Change at Midpoint Metric Low High Low High Comparable RevPAR Growth 2.4% 2.9% 2.0% 3.0% 0.15% Net income $476 $493 $465 $493 $5.5 Net income attributable to stockholders $471 $489 $461 $486 $6.5 Diluted earnings per share $2.31 $2.39 $2.26 $2.38 $0.03 Adjusted EBITDA $735 $755 $730 $760 $— Comparable Hotel Adjusted EBITDA margin change 25 bps 55 bps — bps 60 bps 10 bps Adjusted FFO per share - Diluted $2.86 $2.94 $2.84 $2.96 $—

Guidance (cont’d) EBITDA and Adjusted EBITDA (1) Excludes deferred tax expense related to a potential sale of ancillary hotel furniture, fixtures, and equipment that may be sold in a like-kind exchange transaction expected to be recognized in the fourth quarter of 2018 as a result of completing Park’s assessment for the effect of The Tax Cuts and Jobs Act of 2017 and built-in gain tax on assets sold. (2) Excludes gain on insurance proceeds in excess of losses incurred. Year Ending (unaudited, in millions) December 31, 2018 Low Case High Case Net income(1)(2) $476 $493 Depreciation and amortization expense 280 280 Interest income (6) (6) Interest expense 127 127 Income tax expense(1) 10 13 "Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates" 25 25 EBITDA(2) 912 932 Gain on sale of assets, net (98) (98) Gain on sale of investments in affiliates (107) (107) Loss on foreign currency transactions 4 4 Transition expense 4 4 Severance expense 3 3 Share-based compensation expense 16 16 Other items 1 1 Adjusted EBITDA $735 $755

Guidance (cont’d) NAREIT FFO and Adjusted FFO (1) Excludes deferred tax expense related to a potential sale of ancillary hotel furniture, fixtures, and equipment that may be sold in a like-kind exchange transaction expected to be recognized in the fourth quarter of 2018 as a result of completing Park’s assessment for the effect of The Tax Cuts and Jobs Act of 2017 and built-in gain tax on assets sold. (2) Excludes gain on insurance proceeds in excess of losses incurred. (3) Per share amounts are calculated based on unrounded numbers. Year Ending (unaudited, in millions except per share data) December 31, 2018 Low Case High Case Net income attributable to stockholders(1)(2) $471 $489 Depreciation and amortization expense 280 280 "Depreciation and amortization expense attributable to noncontrolling interests" (4) (4) Gain on sale of assets, net (98) (98) Gain on sale of investments in affiliates (107) (107) Equity investment adjustments: Equity in earnings from investments in affiliates (18) (18) Pro rata FFO of equity investments 33 33 NAREIT FFO attributable to stockholders(1)(2) 557 575 Loss on foreign currency transactions 4 4 Transition expense 4 4 Severance expense 3 3 Share-based compensation expense 16 16 Adjusted FFO attributable to stockholders $584 $602 Adjusted FFO per share - Diluted(3) $2.86 $2.94 Weighted average diluted shares outstanding 204.1 204.1

Portfolio and Operating Metrics Hilton New Orleans Riverside Hilton New Orleans Airport Hilton Santa Barbara Beachfront Resort

Portfolio and Operating Metrics

Hotel Portfolio as of September 30, 2018

Hotel Name	Rooms	Market	Meeting Space	Ownership	Equity Ownership	Debt (in millions)
Consolidated Domestic Portfolio						
Hilton Hawaiian Village Waikiki Beach Resort	2,860	Hawaii	150,000	Fee Simple	100%	$1,275
New York Hilton Midtown	1,878	New York	151,000	Fee Simple	100%	—
Hilton San Francisco Union Square	1,921	Northern CA	130,000	Fee Simple	100%	$725 [1]
Hilton New Orleans Riverside	1,622	New Orleans	130,000	Fee Simple	100%	—
Hilton Chicago	1,544	Chicago	234,000	Fee Simple	100%	—
Hilton Waikoloa Village[2]	1,110	Hawaii	235,000	Fee Simple	100%	—
Parc 55 San Francisco - a Hilton Hotel	1,024	Northern CA	30,000	Fee Simple	100%	— [1]
Hilton Orlando Bonnet Creek	1,009	Florida	132,000	Fee Simple	100%	—
Hilton Chicago O'Hare Airport	860	Chicago	37,000	Leasehold	100%	—
DoubleTree Hotel Seattle Airport	850	Other U.S.	34,000	Leasehold	100%	—
Hilton Orlando Lake Buena Vista	814	Florida	78,000	Leasehold	100%	—
Caribe Hilton[2]	748	Other U.S.	130,000	Fee Simple	100%	—
DoubleTree Hotel Washington DC – Crystal City	627	Washington, D.C.	31,000	Fee Simple	100%	—
Hilton Boston Logan Airport	599	Other U.S.	30,000	Leasehold	100%	—
Pointe Hilton Squaw Peak Resort	563	Other U.S.	49,000	Fee Simple	100%	—
Hilton Miami Airport	508	Florida	32,000	Fee Simple	100%	—
Hilton Atlanta Airport	507	Other U.S.	35,000	Fee Simple	100%	—
DoubleTree Hotel San Jose	505	Northern CA	48,000	Fee Simple	100%	—
Hilton Salt Lake City Center	499	Other U.S.	24,000	Leasehold	100%	—
Waldorf Astoria Orlando	502	Florida	42,000	Fee Simple	100%	—
DoubleTree Hotel Ontario Airport	482	Southern CA	27,000	Fee Simple	67%	$30
Hilton McLean Tysons Corner	458	Washington, D.C.	27,000	Fee Simple	100%	—
Hilton Seattle Airport & Conference Center	396	Other U.S.	40,000	Leasehold	100%	—
DoubleTree Hotel Spokane City Center	375	Other U.S.	21,000	Fee Simple	10%	$12
Hilton Santa Barbara Beachfront Resort	360	Southern CA	40,000	Fee Simple	50%	$165
Hilton Oakland Airport	360	Northern CA	16,000	Leasehold	100%	—
Hilton New Orleans Airport	317	New Orleans	21,000	Fee Simple	100%	—
Casa Marina, A Waldorf Astoria Resort	311	Florida	23,000	Fee Simple	100%	—
Hilton Short Hills	314	Other U.S.	14,000	Fee Simple	100%	—
DoubleTree Hotel San Diego – Mission Valley	300	Southern CA	24,000	Leasehold	100%	—
Embassy Suites Parsippany	274	Other U.S.	8,000	Fee Simple	100%	—
Embassy Suites Kansas City Plaza	266	Other U.S.	11,000	Leasehold	100%	—
Embassy Suites Austin Downtown Town Lake	259	Other U.S.	2,000	Leasehold	100%	—
DoubleTree Hotel Sonoma Wine Country	245	Northern CA	50,000	Leasehold	100%	—
Juniper Hotel Cupertino, Curio Collection	224	Northern CA	5,000	Fee Simple	100%	—
Hilton Chicago/Oak Brook Suites	211	Chicago	3,000	Fee Simple	100%	—
Embassy Suites Washington DC Georgetown	197	Washington, D.C.	1,000	Fee Simple	100%	—
Embassy Suites Phoenix Airport	182	Other U.S.	5,000	Leasehold	100%	—
Hilton Garden Inn LAX/El Segundo	162	Southern CA	3,000	Fee Simple	100%	—
DoubleTree Hotel Durango	159	Other U.S.	6,000	Leasehold	100%	—
The Reach, A Waldorf Astoria Resort	150	Florida	15,000	Fee Simple	100%	—
Hampton Inn & Suites Memphis – Shady Grove	130	Other U.S.	1,000	Fee Simple	100%	—
Hilton Garden Inn Chicago/Oak Brook Terrace	128	Chicago	2,000	Fee Simple	100%	—
Total Consolidated Domestic Portfolio	**26,810**		**2,127,000**			**$2,207**

(1) Single $725 million CMBS loan secured by Hilton San Francisco Union Square and Parc 55 San Francisco – a Hilton Hotel.
(2) Classified as a non-comparable hotel.

24 |

PARK HOTELS & RESORTS

Portfolio and Operating Metrics (cont'd)

Hotel Portfolio as of September 30, 2018

Hotel Name	Rooms	Market	Meeting Space	Ownership	Equity Ownership	Debt[1] (in millions)
Consolidated International Portfolio						
Hilton São Paulo Morumbi	503	International	15,000	Fee Simple	100%	—
Hilton Nuremberg Hotel	152	International	12,000	Leasehold	100%	—
Hilton Sheffield Hotel	128	International	12,000	Leasehold	100%	—
Total Consolidated International Portfolio	783		39,000			—
Total Consolidated Portfolio (46 Hotels)	27,593		2,166,000			$2,207
Unconsolidated Joint Venture Domestic Portfolio						
Hilton Orlando	1,424	Florida	236,000	Fee Simple	20%	$95
Hilton San Diego Bayfront	1,190	Southern CA	165,000	Leasehold	25%	$55
Capital Hilton	550	Washington, D.C.	30,000	Fee Simple	25%	$24
Hilton La Jolla Torrey Pines	394	Southern CA	41,000	Leasehold	25%	$23
Embassy Suites Alexandria Old Town	288	Washington, D.C.	7,000	Fee Simple	50%	$26
Embassy Suites Secaucus Meadowlands	261	Other U.S.	1,000	Leasehold	50%	—
DoubleTree Hotel Las Vegas Airport	190	Other U.S.	3,000	Fee Simple	50%	—
Total Unconsolidated Joint Venture Domestic Portfolio	4,297		483,000			$223
Unconsolidated Joint Venture International Portfolio						
Conrad Dublin	192	International	13,000	Fee Simple	48%	$10
Total Unconsolidated Joint Venture International Portfolio	192		13,000			$10
Total Unconsolidated Joint Venture Portfolio (8 Hotels)	4,489		496,000			$233
TOTAL PARK HOTELS & RESORTS PORTFOLIO (54 Hotels)	32,082		2,662,000			$2,440

(1) Debt related to unconsolidated joint ventures is presented on a pro-rata basis.

25 |

PARK HOTELS & RESORTS

Portfolio and Operating Metrics (cont'd)

Comparable Hotels By Market and Hotel Type: Q3 2018 vs. Q3 2017

(unaudited)			Comparable ADR			Comparable Occupancy			Comparable RevPAR		
	Hotels	Rooms	3Q18	3Q17	Change[(1)]	3Q18	3Q17	Change	3Q18	3Q17	Change[(1)]
Hawaii	1	2,860	$274.09	$271.44	1.0%	94.9%	95.7%	(0.8)% pts	$260.14	$259.74	0.2%
Northern California	6	4,279	256.75	242.83	5.7	91.8	91.5	0.3	235.72	222.15	6.1
Florida	6	3,294	168.71	164.75	2.4	72.5	75.2	(2.7)	122.35	123.93	(1.3)
Other	14	5,373	174.01	171.87	1.2	80.5	79.6	0.9	140.07	136.82	2.4
New Orleans	2	1,939	142.97	139.75	2.3	70.9	70.8	0.1	101.42	98.94	2.5
Chicago	4	2,743	196.13	183.22	7.0	83.3	82.8	0.5	163.44	151.82	7.7
New York	1	1,878	275.98	289.84	(4.8)	93.1	88.9	4.2	256.95	257.62	(0.3)
Southern California	4	1,304	193.72	185.48	4.4	91.3	91.3	—	176.90	169.36	4.5
Washington, D.C.	3	1,282	160.38	166.92	(3.9)	78.9	81.4	(2.5)	126.53	135.90	(6.9)
Total Domestic	**41**	**24,952**	**$211.20**	**$206.52**	**2.3%**	**84.0%**	**84.0%**	**— pts**	**$177.49**	**$173.46**	**2.3%**
Total International	3	783	$139.56	$127.05	9.8%	77.5%	71.6%	5.9% pts	$108.11	$90.94	18.9%
All Markets	**44**	**25,735**	**$209.19**	**$204.45**	**2.3%**	**83.8%**	**83.6%**	**0.2% pts**	**$175.38**	**$170.96**	**2.6%**

(unaudited)			Comparable ADR			Comparable Occupancy			Comparable RevPAR		
	Hotels	Rooms	3Q18	3Q17	Change[(1)]	3Q18	3Q17	Change	3Q18	3Q17	Change[(1)]
Resort	9	6,728	$231.84	$228.67	1.4%	81.8%	82.3%	(0.5)% pts	$189.59	$188.26	0.7%
Urban	12	10,216	226.01	219.32	3.1	84.6	84.2	0.4	191.18	184.76	3.5
Airport	13	6,355	173.06	167.69	3.2	85.3	84.5	0.8	147.56	141.66	4.2
Suburban	10	2,436	172.30	171.73	0.3	82.7	82.3	0.4	142.42	141.32	0.8
All Types	**44**	**25,735**	**$209.19**	**$204.45**	**2.3%**	**83.8%**	**83.6%**	**0.2% pts**	**$175.38**	**$170.96**	**2.6%**

(1) Calculated based on unrounded numbers.

26 |

PARK HOTELS & RESORTS

Portfolio and Operating Metrics (cont'd)

Comparable Hotels By Market and Hotel Type: Q3 2018 vs. Q3 2017

(unaudited, dollars in millions)			Comparable Hotel Adjusted EBITDA			Comparable Hotel Revenue			Comparable Hotel Adjusted EBITDA Margin		
	Hotels	Rooms	3Q18	3Q17	Change[(1)]	3Q18	3Q17	Change[(1)]	3Q18	3Q17	Change
Hawaii	1	2,860	$44	$44	0.3%	$106	$104	1.2%	41.6%	42.0%	(40) bps
Northern California	6	4,279	36	32	10.3	116	111	4.8	30.9	29.4	150
Florida	6	3,294	16	16	(1.4)	69	69	0.2	23.2	23.7	(50)
Other	14	5,373	21	20	5.2	90	87	2.5	24.1	23.5	60
New Orleans	2	1,939	9	8	10.7	31	31	1.3	28.8	26.4	240
Chicago	4	2,743	13	14	(6.6)	61	59	1.8	21.2	23.1	(190)
New York	1	1,878	8	10	(20.2)	62	65	(3.8)	13.4	16.2	(280)
Southern California	4	1,304	12	11	7.7	30	29	5.8	38.1	37.4	70
Washington, D.C.	3	1,282	4	5	(24.0)	21	22	(7.2)	17.8	21.8	(400)
Total Domestic	**41**	**24,952**	**$163**	**$160**	**1.1%**	**$586**	**$578**	**1.4%**	**27.8%**	**27.9%**	**(10) bps**
Total International	3	783	$3	$2	72.9%	$12	$12	(0.1)%	24.0%	13.9%	1,010 bps
All Markets	**44**	**25,735**	**$166**	**$162**	**2.1%**	**$598**	**$589**	**1.6%**	**27.7%**	**27.6%**	**10 bps**

(unaudited, dollars in millions)			Comparable Hotel Adjusted EBITDA			Comparable Hotel Revenue			Comparable Hotel Adjusted EBITDA Margin		
	Hotels	Rooms	3Q18	3Q17	Change[(1)]	3Q18	3Q17	Change[(1)]	3Q18	3Q17	Change
Resort	9	6,728	$66	$65	1.9%	$193	$189	2.0%	34.5%	34.5%	0 bps
Urban	12	10,216	61	59	1.0	249	247	0.4	24.5	24.4	10
Airport	13	6,355	30	28	7.6	115	111	3.9	25.7	24.8	90
Suburban	10	2,436	9	10	(9.2)	41	42	(2.4)	21.5	23.1	(160)
All Types	**44**	**25,735**	**$166**	**$162**	**2.1%**	**$598**	**$589**	**1.6%**	**27.7%**	**27.6%**	**10 bps**

(1) Calculated based on unrounded numbers.

27 |

PARK HOTELS & RESORTS

Portfolio and Operating Metrics (cont'd)

Comparable Hotels By Market and Hotel Type: Q3 YTD 2018 vs. Q3 YTD 2017

(unaudited)			Comparable ADR			Comparable Occupancy			Comparable RevPAR		
	Hotels	Rooms	2018	2017	Change[(1)]	2018	2017	Change	2018	2017	Change[(1)]
Hawaii	1	2,860	$261.75	$258.69	1.2%	94.5%	94.3%	0.2% pts	$247.35	$243.92	1.4%
Northern California	6	4,279	251.01	240.42	4.4	87.8	85.9	1.9	$220.48	206.52	6.8
Florida	6	3,294	215.29	205.89	4.6	80.3	82.3	(2.0)	$172.97	169.47	2.1
Other	14	5,373	170.20	168.53	1.0	79.7	79.4	0.3	$135.68	133.91	1.3
New Orleans	2	1,939	176.89	175.59	0.7	76.4	75.0	1.4	$135.11	131.68	2.6
Chicago	4	2,743	183.30	176.47	3.9	77.9	76.0	1.9	$142.74	134.02	6.5
New York	1	1,878	276.06	277.77	(0.6)	87.0	85.2	1.8	$240.12	236.56	1.5
Southern California	4	1,304	175.31	173.61	1.0	84.5	87.3	(2.8)	$148.17	151.53	(2.2)
Washington, D.C.	3	1,282	180.35	184.08	(2.0)	78.2	81.5	(3.3)	$141.12	150.14	(6.0)
Total Domestic	**41**	**24,952**	**$213.45**	**$208.94**	**2.2%**	**83.1%**	**82.8%**	**0.3% pts**	**$177.48**	**$173.12**	**2.5%**
Total International	3	783	$156.08	$146.23	6.7%	73.0%	68.6%	4.4% pts	$113.93	$100.33	13.6%
All Markets	**44**	**25,735**	**$211.91**	**$207.36**	**2.2%**	**82.8%**	**82.4%**	**0.4% pts**	**$175.54**	**$170.91**	**2.7%**

(unaudited)			Comparable ADR			Comparable Occupancy			Comparable RevPAR		
	Hotels	Rooms	2018	2017	Change[(1)]	2018	2017	Change	2018	2017	Change[(1)]
Resort	9	6,728	$241.41	$236.00	2.3%	84.4%	85.7%	(1.3)% pts	$203.84	$202.24	0.8%
Urban	12	10,216	227.95	222.65	2.4	81.4	80.3	1.1	185.48	178.82	3.7
Airport	13	6,355	169.32	165.03	2.6	84.6	83.9	0.7	143.33	138.41	3.6
Suburban	10	2,436	174.96	172.91	1.2	79.8	78.5	1.3	139.70	135.78	2.9
All Types	**44**	**25,735**	**$211.91**	**$207.36**	**2.2%**	**82.8%**	**82.4%**	**0.4% pts**	**$175.54**	**$170.91**	**2.7%**

(1) Calculated based on unrounded numbers.

28 |

PARK HOTELS & RESORTS

Portfolio and Operating Metrics (cont'd)

Comparable Hotels By Market and Hotel Type: Q3 YTD 2018 vs. Q3 YTD 2017

(unaudited, dollars in millions)			Comparable Hotel Adjusted EBITDA			Comparable Hotel Revenue			Comparable Hotel Adjusted EBITDA Margin		
	Hotels	Rooms	2018	2017	Change[1]	2018	2017	Change[1]	2018	2017	Change
Hawaii	1	2,860	$121	$116	4.2%	$301	$293	2.6%	40.2%	39.6%	60 bps
Northern California	6	4,279	102	89	14.6	340	320	6.3	30.0	27.8	220
Florida	6	3,294	100	91	10.2	286	273	4.7	34.9	33.2	170
Other	14	5,373	63	61	0.6	266	264	1.0	23.4	23.5	(10)
New Orleans	2	1,939	44	43	2.1	119	120	(0.9)	37.4	36.4	100
Chicago	4	2,743	33	35	(3.8)	168	165	1.4	19.7	20.7	(100)
New York	1	1,878	29	28	3.9	199	190	4.9	14.5	14.6	(10)
Southern California	4	1,304	24	26	(8.0)	78	79	(1.7)	30.8	33.0	(220)
Washington, D.C.	3	1,282	17	19	(11.1)	69	73	(4.6)	24.2	25.9	(170)
Total Domestic	**41**	**24,952**	**$533**	**$508**	**4.7%**	**$1,826**	**$1,777**	**2.8%**	**29.1%**	**28.6%**	**50 bps**
Total International	3	783	$7	$6	22.6%	$35	$34	2.9%	20.8%	17.5%	330 bps
All Markets	**44**	**25,735**	**$540**	**$514**	**5.1%**	**$1,861**	**$1,811**	**2.8%**	**29.0%**	**28.4%**	**60 bps**

(unaudited, dollars in millions)			Comparable Hotel Adjusted EBITDA			Comparable Hotel Revenue			Comparable Hotel Adjusted EBITDA Margin		
	Hotels	Rooms	2018	2017	Change[1]	2018	2017	Change[1]	2018	2017	Change
Resort	9	6,728	$230	$219	4.8%	$628	$611	2.9%	36.5%	35.8%	70 bps
Urban	12	10,216	194	185	4.8	765	744	2.8	25.3	24.9	40
Airport	13	6,355	88	83	6.3	341	332	2.8	25.8	25.0	80
Suburban	10	2,436	28	27	2.4	127	124	1.7	22.3	22.1	20
All Types	**44**	**25,735**	**$540**	**$514**	**5.1%**	**$1,861**	**$1,811**	**2.8%**	**29.0%**	**28.4%**	**60 bps**

(1) Calculated based on unrounded numbers.

29 |

PARK HOTELS & RESORTS

Portfolio and Operating Metrics (cont'd)

Top 10 Assets: Q3 2018 vs. Q3 2017

(unaudited)		ADR			Occupancy			RevPAR		
		3Q18	3Q17	Change[1]	3Q18	3Q17	Change	3Q18	3Q17	Change[1]
	Top 10 Hotels									
1	Hilton Hawaiian Village Waikiki Beach Resort	$274.09	$271.44	1.0%	94.9%	95.7%	(0.8)% pts	$260.14	$259.74	0.2%
2	New York Hilton Midtown	275.98	289.84	(4.8)	93.1	88.9	4.2	256.95	257.62	(0.3)
3	Hilton San Francisco Union Square	276.18	260.39	6.1	91.9	93.2	(1.3)	253.73	242.79	4.5
4	Hilton Waikoloa Village[2]	211.65	217.29	(2.6)	63.9	68.5	(4.6)	135.15	148.85	(9.2)
5	Hilton New Orleans Riverside	148.89	145.93	2.0	68.3	69.4	(1.1)	101.69	101.24	0.4
6	Hilton Chicago	216.75	197.97	9.5	83.2	83.8	(0.6)	180.29	165.95	8.6
7	Hilton Orlando Bonnet Creek	149.60	146.36	2.2	68.0	72.3	(4.3)	101.66	105.81	(3.9)
8	Parc 55 San Francisco - a Hilton Hotel	277.60	256.88	8.1	94.4	94.3	0.1	261.96	242.14	8.2
9	Waldorf Astoria Orlando	207.50	217.52	(4.6)	73.8	76.6	(2.8)	153.23	166.68	(8.1)
10	Casa Marina, A Waldorf Astoria Resort	292.75	301.94	(3.0)	69.1	62.5	6.6	202.39	188.78	7.2
	Sub-total Top 10 Hotels	**$243.64**	**$238.29**	**2.2%**	**83.9%**	**84.4%**	**(0.5)% pts**	**$204.48**	**$201.15**	**1.7%**
	Top 11-25 Hotels[3]	**$185.96**	**$178.87**	**4.0%**	**74.7%**	**80.3%**	**(5.6)% pts**	**$138.87**	**$143.62**	**(3.3)%**
	Sub-total Top 25 Hotels	**$223.67**	**$217.00**	**3.1%**	**80.5%**	**82.9%**	**(2.4)% pts**	**$180.01**	**$179.87**	**0.1%**
	All Other Consolidated Hotels[3]	**$153.80**	**$149.22**	**3.1%**	**81.9%**	**81.7%**	**0.2% pts**	**$125.91**	**$121.85**	**3.3%**
	Total Consolidated Portfolio	**$209.27**	**$198.87**	**5.2%**	**80.8%**	**82.6%**	**(1.8)% pts**	**$169.00**	**$164.18**	**2.9%**

(1) Calculated based on unrounded numbers.
(2) Classified as a non-comparable hotel.
(3) Includes non-comparable hotels due to disruptions in operations (Caribe Hilton) or operations from hotels disposed of in 2018.

30 |

PARK HOTELS & RESORTS

Portfolio and Operating Metrics (cont'd)

Top 10 Assets: Q3 2018 vs. Q3 2017

	(unaudited, dollars in millions)	Hotel Adjusted EBITDA			Hotel Revenue			Hotel Adjusted EBITDA Margin		
		3Q18	3Q17	Change[1]	3Q18	3Q17	Change[1]	3Q18	3Q17	Change
	Top 10 Hotels									
1	Hilton Hawaiian Village Waikiki Beach Resort	$44	$44	0.3%	$106	$104	1.2%	41.6%	42.0%	(40) bps
2	New York Hilton Midtown	8	10	(20.2)	62	65	(3.8)	13.4	16.2	(280)
3	Hilton San Francisco Union Square	18	18	6.7	59	58	2.5	31.5	30.4	110
4	Hilton Waikoloa Village[2]	5	8	(43.7)	28	33	(15.7)	16.8	25.1	(830)
5	Hilton New Orleans Riverside	8	7	8.6	27	27	0.0	28.1	25.9	220
6	Hilton Chicago	8	9	(9.8)	39	39	0.5	20.9	23.3	(240)
7	Hilton Orlando Bonnet Creek	6	6	(3.6)	22	23	(2.6)	26.0	26.3	(30)
8	Parc 55 San Francisco - a Hilton Hotel	9	8	16.3	27	25	8.6	33.5	31.3	220
9	Waldorf Astoria Orlando	2	2	(6.2)	14	14	(1.7)	16.2	17.0	(80)
10	Casa Marina, A Waldorf Astoria Resort	3	2	19.6	9	8	12.6	28.4	26.7	170
	Sub-total Top 10 Hotels	**$111**	**$114**	**(2.9)%**	**$393**	**$396**	**(0.6)%**	**28.3%**	**28.9%**	**(60) bps**
	Top 11-25 Hotels[3]	**$41**	**$39**	**3.3%**	**$155**	**$156**	**(0.8)%**	**26.2%**	**25.2%**	**100 bps**
	Sub-total Top 25 Hotels	**$152**	**$153**	**(1.3)%**	**$548**	**$552**	**(0.7)%**	**27.7%**	**27.9%**	**(20) bps**
	All Other Consolidated Hotels[3]	**$19**	**$30**	**(40.2)%**	**$85**	**$118**	**(28.3)%**	**22.1%**	**26.4%**	**(430) bps**
	Total Consolidated Portfolio	**$171**	**$183**	**(7.9)%**	**$633**	**$670**	**(5.6)%**	**26.9%**	**27.6%**	**(70) bps**

(1) Calculated based on unrounded numbers.
(2) Classified as a non-comparable hotel.
(3) Includes non-comparable hotels due to disruptions in operations (Caribe Hilton) or operations from hotels disposed of in 2018.

31 |

PARK HOTELS & RESORTS

Portfolio and Operating Metrics (cont'd)

Top 10 Assets: Q3 YTD 2018 vs. Q3 YTD 2017

	(unaudited)	ADR			Occupancy			RevPAR		
		2018	2017	Change[1]	2018	2017	Change	2018	2017	Change[1]
	Top 10 Hotels									
1	Hilton Hawaiian Village Waikiki Beach Resort	$261.75	$258.69	1.2%	94.5%	94.3%	0.2% pts	$247.35	$243.92	1.4%
2	New York Hilton Midtown	276.06	277.77	(0.6)	87.0	85.2	1.8	240.12	236.56	1.5
3	Hilton San Francisco Union Square	271.07	260.86	3.9	86.5	84.9	1.6	234.48	221.50	5.9
4	Hilton Waikoloa Village[2]	229.39	220.13	4.2	73.4	74.3	(0.9)	168.48	163.63	3.0
5	Hilton New Orleans Riverside	186.93	186.55	0.2	75.6	74.1	1.5	141.24	138.30	2.1
6	Hilton Chicago	201.69	192.81	4.6	75.6	74.4	1.2	152.42	143.45	6.3
7	Hilton Orlando Bonnet Creek	188.52	177.58	6.2	76.6	81.4	(4.8)	144.44	144.51	(0.1)
8	Parc 55 San Francisco - a Hilton Hotel	267.90	253.54	5.7	91.2	90.4	0.8	244.37	229.25	6.6
9	Waldorf Astoria Orlando	278.71	266.15	4.7	76.8	79.6	(2.8)	214.14	211.98	1.0
10	Casa Marina, A Waldorf Astoria Resort	381.26	380.93	0.1	79.1	78.8	0.3	301.64	300.04	0.5
	Sub-total Top 10 Hotels	**$247.53**	**$241.37**	**2.5%**	**83.8%**	**83.3%**	**0.5% pts**	**$207.35**	**$201.15**	**3.1%**
	Top 11-25 Hotels[3]	**$185.32**	**$181.36**	**2.2%**	**74.6%**	**80.9%**	**(6.3)% pts**	**$138.20**	**$146.69**	**(5.8)%**
	Sub-total Top 25 Hotels	**$226.00**	**$219.59**	**2.9%**	**80.3%**	**82.4%**	**(2.1)% pts**	**$181.57**	**$181.01**	**0.3%**
	All Other Consolidated Hotels[3]	**$157.37**	**$151.97**	**3.6%**	**79.3%**	**78.7%**	**0.6% pts**	**$124.76**	**$119.58**	**4.3%**
	Total Consolidated Portfolio	**$211.19**	**$201.93**	**4.6%**	**80.1%**	**81.4%**	**(1.3)% pts**	**$169.19**	**$164.41**	**2.9%**

(1) Calculated based on unrounded numbers.
(2) Classified as a non-comparable hotel.
(3) Includes non-comparable hotels due to disruptions in operations (Caribe Hilton) or operations from hotels disposed of in 2018.

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PARK HOTELS & RESORTS

Portfolio and Operating Metrics (cont'd)

Top 10 Assets: Q3 YTD 2018 vs. Q3 YTD 2017

	(unaudited, dollars in millions)	Hotel Adjusted EBITDA			Hotel Revenue			Hotel Adjusted EBITDA Margin		
		2018	2017	Change[(1)]	2018	2017	Change[(1)]	2018	2017	Change
	Top 10 Hotels									
1	Hilton Hawaiian Village Waikiki Beach Resort	$121	$116	4.2%	$301	$293	2.6%	40.2%	39.6%	60 bps
2	New York Hilton Midtown	29	28	3.9	199	190	4.9	14.5	14.6	(10)
3	Hilton San Francisco Union Square	52	47	11.9	174	165	5.2	30.1	28.3	180
4	Hilton Waikoloa Village[(2)]	27	30	(12.1)	100	107	(6.4)	27.0	28.7	(170)
5	Hilton New Orleans Riverside	40	40	1.1	107	108	(1.6)	37.8	36.8	100
6	Hilton Chicago	20	22	(8.9)	106	106	(0.2)	18.8	20.6	(180)
7	Hilton Orlando Bonnet Creek	37	32	11.8	96	91	5.6	37.6	35.6	200
8	Parc 55 San Francisco - a Hilton Hotel	26	23	14.5	79	74	6.7	32.9	30.6	230
9	Waldorf Astoria Orlando	15	14	5.7	56	54	3.1	27.9	27.2	70
10	Casa Marina, A Waldorf Astoria Resort	16	15	9.0	39	37	6.0	41.0	39.9	110
	Sub-total Top 10 Hotels	**$383**	**$367**	**4.2%**	**$1,257**	**$1,225**	**2.5%**	**30.5%**	**30.0%**	**50 bps**
	Top 11-25 Hotels[(3)]	**$126**	**$125**	**0.3%**	**$462**	**$482**	**(4.2)%**	**27.2%**	**26.0%**	**120 bps**
	Sub-total Top 25 Hotels	**$508**	**$492**	**3.2%**	**$1,719**	**$1,707**	**0.6%**	**29.6%**	**28.8%**	**80 bps**
	All Other Consolidated Hotels[(3)]	**$65**	**$84**	**(24.0)%**	**$279**	**$351**	**(20.9)%**	**23.3%**	**24.2%**	**(90) bps**
	Total Consolidated Portfolio	**$573**	**$576**	**(0.8)%**	**$1,998**	**$2,058**	**(3.1)%**	**28.7%**	**28.0%**	**70 bps**

(1) Calculated based on unrounded numbers.
(2) Classified as a non-comparable hotel.
(3) Includes non-comparable hotels due to disruptions in operations (Caribe Hilton) or operations from hotels disposed of in 2018.

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PARK HOTELS & RESORTS

Acquisitions & Dispositions Hilton Sao Paulo Morumbi Caribe Hilton Hilton Miami Airport Blue Lagoon

Acquisitions and Dispositions Dispositions (1) Hotels were sold as a portfolio. (2) The unconsolidated hotel was sold for a total sales price of approximately $350 million, of which $140 million represents Park’s pro rata share. Hotel Location Month Sold Room Count Sales Price Hilton Rotterdam Rotterdam, Netherlands January 2018 254 $62.2 Embassy Suites Portfolio(1) Embassy Suites by Hilton Kansas City Overland Park Overland Park, Kansas February 2018 199 25.0 Embassy Suites by Hilton San Rafael Marin County San Rafael, California February 2018 236 37.9 Embassy Suites by Hilton Atlanta Perimeter Center Atlanta, Georgia February 2018 241 32.9 676 95.8 UK Portfolio(1) Hilton Blackpool Blackpool, United Kingdom February 2018 278 N/A Hilton Belfast Belfast, United Kingdom February 2018 198 N/A Hilton London Angel Islington London, United Kingdom February 2018 188 N/A Hilton Edinburgh Grosvenor Edinburgh, United Kingdom February 2018 184 N/A Hilton Coylumbridge Aviemore, United Kingdom February 2018 175 N/A Hilton Bath City Bath, United Kingdom February 2018 173 N/A Hilton Milton Keynes Milton Keynes, United Kingdom February 2018 138 N/A 1,334 188.5 Hilton Durban Durban, South Africa February 2018 328 32.5 Hilton Berlin(2) Berlin, Germany May 2018 601 140.0 Total 3,193 $519.0

Debt Summary Casa Marina, a Waldorf Astoria Resort Hilton Orlando Bonnet Creek New York Hilton Midtown

Debt Summary Fixed and Variable Rate Debt (1)Calculated on a weighted average basis. (2)$1 billion available. (3)Assumes the exercise of all extensions that are exercisable solely at Park’s option. (4)Excludes $233 million of Park’s share of debt of its unconsolidated joint ventures. (unaudited, dollars in millions) Debt Collateral Interest Rate Maturity Date As of September 30, 2018 Fixed Rate Debt Mortgage loan DoubleTree Hotel Spokane City Center 3.55% October 2020 $12 "Commercial mortgage-backed securities loan " Hilton San Francisco Union Square, Parc 55 San Francisco - a Hilton Hotel 4.11% November 2023 725 "Commercial mortgage-backed securities loan " Hilton Hawaiian Village Waikiki Beach Resort 4.20% November 2026 1,275 Mortgage loan Hilton Santa Barbara Beachfront Resort 4.17% December 2026 165 Capital lease obligations 3.07% 2021 to 2022 1 Total Fixed Rate Debt 4.16%(1) 2,178 Variable Rate Debt Revolving credit facility(2) Unsecured L + 1.50% December 2021(3) — Term loan Unsecured L + 1.45% December 2021 750 Mortgage loan DoubleTree Hotel Ontario Airport L + 2.25% May 2022(3) 30 Total Variable Rate Debt 3.74%(1) 780 Less: unamortized deferred financing costs and discount (10) Total Debt(4) 4.05%(1) $2,948

Definitions Hilton Orlando Bonnet Creek Hilton Hawaiian Village Waikiki Beach Resort New York Hilton Midtown

Definitions EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA Margin Earnings before interest expense, taxes and depreciation and amortization (“EBITDA”), presented herein, reflects net income excluding depreciation and amortization, interest income, interest expense, income taxes and interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates. Adjusted EBITDA, presented herein, is calculated as EBITDA, as previously defined, further adjusted to exclude: Gains or losses on sales of assets for both consolidated and unconsolidated investments; Gains or losses on foreign currency transactions; Transition expense related to the Company’s establishment as an independent, publicly traded company; Transaction expense associated with the potential disposition of hotels or acquisition of a business; Severance expense; Share-based compensation expense; Casualty and impairment losses; and Other items that management believes are not representative of the Company’s current or future operating performance. Hotel Adjusted EBITDA measures hotel-level results before debt service, depreciation and corporate expenses of the Company’s consolidated hotels, including both comparable and non-comparable hotels but excluding hotels owned by unconsolidated affiliates, and is a key measure of the Company’s profitability. The Company presents Hotel Adjusted EBITDA to help the Company and its investors evaluate the ongoing operating performance of the Company’s consolidated hotels. Hotel Adjusted EBITDA margin is calculated as Hotel Adjusted EBITDA divided by total hotel revenue. EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are not recognized terms under United States (“U.S.”) GAAP and should not be considered as alternatives to net income (loss) or other measures of financial performance or liquidity derived in accordance with U.S. GAAP. In addition, the Company’s definitions of EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin may not be comparable to similarly titled measures of other companies. The Company believes that EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin provide useful information to investors about the Company and its financial condition and results of operations for the following reasons: (i) EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are among the measures used by the Company’s management team to make day-to-day operating decisions and to evaluate its operating performance between periods and between REITs by removing the effect of its capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from its operating results; and (ii) EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are frequently used by securities analysts, investors and other interested parties as a common performance measure to compare results or estimate valuations across companies in the industry. EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin have limitations as analytical tools and should not be considered either in isolation or as a substitute for net income (loss) or other methods of analyzing results as reported under U.S. GAAP.

Definitions (cont’d) NAREIT FFO attributable to stockholders, Adjusted FFO attributable to stockholders, NAREIT FFO per share – Diluted and Adjusted FFO per share - Diluted NAREIT FFO attributable to stockholders and NAREIT FFO per diluted share (defined as set forth below) are presented herein as non-GAAP measures of the Company’s performance. The Company calculates funds from operations (“FFO”) attributable to stockholders for a given operating period in accordance with standards established by the National Association of Real Estate Investment Trusts (“NAREIT”), as net income (loss) attributable to stockholders (calculated in accordance with U.S. GAAP), excluding depreciation and amortization, gains or losses on sales of assets, impairment, and the cumulative effect of changes in accounting principles, plus adjustments for unconsolidated joint ventures. Adjustments for unconsolidated joint ventures are calculated to reflect the Company’s pro rata share of the FFO of those entities on the same basis. As noted by NAREIT in its April 2002 “White Paper on Funds From Operations,” since real estate values historically have risen or fallen with market conditions, many industry investors have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. For these reasons, NAREIT adopted the FFO metric in order to promote an industry-wide measure of REIT operating performance. The Company believes NAREIT FFO provides useful information to investors regarding its operating performance and can facilitate comparisons of operating performance between periods and between REITS. The Company’s presentation may not be comparable to FFO reported by other REITS that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently. The Company calculates NAREIT FFO per diluted share as NAREIT FFO divided by the number of fully diluted shares outstanding during a given operating period. The Company also presents Adjusted FFO attributable to stockholders and Adjusted FFO per diluted share when evaluating its performance because management believes that the exclusion of certain additional items described below provides useful supplemental information to investors regarding the Company’s ongoing operating performance. Management historically has made the adjustments detailed below in evaluating its performance and in its annual budget process. Management believes that the presentation of Adjusted FFO provides useful supplemental information that is beneficial to an investor’s complete understanding of operating performance. The Company adjusts NAREIT FFO attributable to stockholders for the following items, which may occur in any period, and refers to this measure as Adjusted FFO attributable to stockholders:   Gains or losses on foreign currency transactions; Transition expense related to the Company’s establishment as an independent, publicly traded company; Transaction expense associated with the potential disposition of hotels or acquisition of a business; Severance expense; Share-based compensation expense; Casualty losses; Litigation gains and losses outside the ordinary course of business; and Other items that management believes are not representative of the Company’s current or future operating performance.

Definitions (cont’d) Net Debt Net debt, presented herein, is a non-GAAP financial measure that the Company uses to evaluate its financial leverage. Net debt is calculated as (i) long-term debt, including current maturities and excluding unamortized deferred financing costs; and (ii) the Company’s share of investments in affiliate debt, excluding unamortized deferred financing costs; reduced by (a) cash and cash equivalents; and (b) restricted cash and cash equivalents. The Company believes Net debt provides useful information about its indebtedness to investors as it is frequently used by securities analysts, investors and other interested parties to compare the indebtedness of companies. Net debt should not be considered as a substitute to debt presented in accordance with U.S. GAAP. Net debt may not be comparable to a similarly titled measure of other companies. Net Debt to Adjusted EBITDA Ratio Net debt to Adjusted EBITDA ratio, presented herein, is a non-GAAP financial measure and is included as it is frequently used by securities analysts, investors and other interested parties to compare the financial condition of companies. Net debt to Adjusted EBITDA ratio should not be considered as an alternative to measures of financial condition derived in accordance with U.S. GAAP and it may not be comparable to a similarly titled measure of other companies. Comparable Hotels The Company presents certain data for its consolidated hotels on a comparable hotel basis as supplemental information for investors. The Company defines its comparable hotels as those hotels that: (i) were active and operating in the Company’s portfolio since January 1st of the previous year; and (ii) have not sustained substantial property damage, business interruption, undergone large-scale capital projects or for which comparable results are not available. The Company presents comparable hotel results to help the Company and its investors evaluate the ongoing operating performance of its comparable hotels. Of the 46 hotels that are consolidated as of September 30, 2018, 44 hotels have been classified as comparable hotels. Due to the conversion, or planned conversions, of a significant number of rooms at the Hilton Waikoloa Village to HGV timeshare units, and due to the effects of the hurricane at the Caribe Hilton in Puerto Rico and the expected continued effects from business interruption in 2018, the results from these properties were excluded from comparable hotels. The Company’s comparable hotels also exclude the 12 consolidated hotels that were sold in January and February 2018.

Definitions (cont’d) Occupancy Occupancy represents the total number of room nights sold divided by the total number of room nights available at a hotel or group of hotels. Occupancy measures the utilization of the Company’s hotels’ available capacity. Management uses occupancy to gauge demand at a specific hotel or group of hotels in a given period. Occupancy levels also help management determine achievable Average Daily Rate (“ADR”) levels as demand for hotel rooms increases or decreases. Average Daily Rate ADR represents rooms revenue divided by total number of room nights sold in a given period. ADR measures average room price attained by a hotel and ADR trends provide useful information concerning the pricing environment and the nature of the customer base of a hotel or group of hotels. ADR is a commonly used performance measure in the hotel industry, and management uses ADR to assess pricing levels that the Company is able to generate by type of customer, as changes in rates have a more pronounced effect on overall revenues and incremental profitability than changes in occupancy, as described above. Revenue per Available Room Revenue per Available Room (“RevPAR”) represents rooms revenue divided by total number of room nights available to guests for a given period. Management considers RevPAR to be a meaningful indicator of the Company’s performance as it provides a metric correlated to two primary and key factors of operations at a hotel or group of hotels: occupancy and ADR. RevPAR is also a useful indicator in measuring performance over comparable periods for comparable hotels. References to RevPAR and ADR are presented on a comparable basis and references to RevPAR and ADR are presented on a currency neutral basis (prior periods are reflected using the current period exchange rates), unless otherwise noted. Pro-forma Certain financial measures and other information have been adjusted to reflect the effects of hotels disposed of during the periods presented. When presenting such information, the amounts are identified as “Pro-forma.”

Analyst Coverage Analyst Company Phone Email Shaun Kelley Bank of America (646) 855-1005 shaun.kelley@baml.com Anthony Powell Barclays (212) 526-8768 anthony.powell@barclays.com Smedes Rose Citi Research (212) 816-6243 smedes.rose@citi.com Chris Woronka Deutsche Bank (212) 250-9376 chris.woronka@db.com Richard Hightower Evercore ISI (212) 752-0886 rich.hightower@evercoreisi.com Stephen Grambling Goldman Sachs (212) 902-7832 stephen.grambling@gs.com Lukas Hartwich Green Street (949) 640-8780 lhartwich@greenst.com David Katz Jefferies (212) 323-3355 dkatz@jefferies.com Brandt Montour JP Morgan (212) 622-1111 brandt.a.montour@jpmorgan.com Brian Dobson Nomura/Instinet (212) 310-5416 brian.dobson@instinet.com Bill Crow Raymond James (727) 567-2594 bill.crow@raymondjames.com Patrick Scholes SunTrust (212) 319-3915 patrick.scholes@suntrust.com Robin Farley UBS (212) 713-2060 robin.farley@ubs.com Jeff Donnelly Wells Fargo (617) 603-4262 jeff.donnelly@wellsfargo.com